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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         April 26, 2002 (April 23, 2002)
                ------------------------------------------------
                Date of report (Date of earliest event reported)

                               Hexcel Corporation
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                   1-8472                 94-1109521
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    (State of Incorporation)   (Commission File No.)       (IRS Employer
                                                         Identification No.)

                               Two Stamford Plaza
                              281 Tresser Boulevard
                        Stamford, Connecticut 06901-3238
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              (Address of Principal Executive Offices and Zip Code)

                                 (203) 969-0666
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  OTHER EVENTS.

         A copy of the press release issued by Hexcel Corporation, a Delaware corporation (the "Company"), on April 23, 2002 is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c)  Exhibits

          99.1 Press Release issued by the Company on April 23, 2002.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   HEXCEL CORPORATION

April 26, 2002
                                                   /s/ WILLIAM J. FAZIO
                                                   -------------------------
                                                       William J. Fazio
                                                   Corporate Controller and
                                                   Chief Accounting Officer


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                                  Exhibit Index

EXHIBIT NO.         DESCRIPTION

99.1                Press Release issued by the Company on April 23, 2002.


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